Exhibit 23(b)




                        Consent of Independent Auditors


The Board of Directors
AMBI Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                    /s/ KPMG LLP


Stamford, Connecticut
April 19, 1999